Exhibit 4(c)

                              PROMISSORY NOTE
$3,500,000 Maximum                                            May 1, 1998
                                                       Richmond, Virginia


           FOR VALUE RECEIVED, the undersigned, ETS INTERNATIONAL, INC., a Virginia corporation ("Maker"), promises to pay to the order of THOMAS W. MARMON as Trustee of the THOMAS W. MARMON TRUST ("Payee"), the principal amount equal to the aggregate amount of advances made by Payee to Maker hereunder, which advances shall not exceed Three Million Five Hundred Thousand Dollars ($3,500,000), together with interest on the unpaid balance at a rate per annum of Ten Percent (10%) until maturity and Twelve Percent (12%) after maturity.

           The principal of this Note shall be paid. in full on May 1, 1999. Accrued interest shall be paid on June 1, 1998 and on the 15th day of each month thereafter until April 15, 1999, at which time the remaining balance of principal and interest shall be paid in full, provided, however, that Payee shall have the option to call this Note in full at any time upon sixty (60) days written notice (i.e., Payee has the option to accelerate the entire principal and interest owing and demand payment in full upon sixty (60) days written notice). The Maker reserves the right to pre-pay this Note at any time upon sixty (60) days written notice to Payee.

           Restatement of Indebtedness. This Note restates, modifies and extends the following:

      Instrument            Date                   Amount
      ----------            ----                   ------

      Promissory Note       March 17, 1997         $2,500,000
      Promissory Note       November 4, 1997       $  500,000
      Promissory Note       March 10, 1998         $  160,000

           Late Charge. If any installment of principal or interest is not paid within ten (10) days of its due date, Maker will forthwith pay to the holder of this Note a late charge in an amount equal to five percent (5%) of the past due payment. This is in addition to the holder's other rights and remedies for default in payment of an installment of interest when due. Maker will pay this late charge promptly, but only once on each late payment.

           Security. This Note and all obligations of Maker hereunder are secured by certain security agreements and a guaranty dated March 17, 1997 and any and all security agreements, guaranties, mortgages, pledge agreements assignments, and all other agreements and instruments heretofore or hereafter given by Maker or any third party to Payee ("Security Documents"), including, but not limited to, Security Documents given in connection with or referred to in any prior promissory notes given to Payee and Security Documents that secure any present or future guaranty of all or part of the indebtedness evidenced by this Note. Payee shall have all of the rights and powers set forth in the Security Documents and in any other written agreements heretofore or hereafter given to Payee by Maker, as though they were fully set forth herein. As additional security for the payment of Maker's obligations under this Note, Maker grants to Payee a security interest in all tangible and intangible property of Maker now or hereafter in the possession of Payee.

           Default and Acceleration. Each of the following shall be an event of default under this Note: (a) if default occurs in the payment of any installment of principal or interest hereunder or of any late charge or out-of-pocket expense at any time owing to Payee under this Note or in the payment of any other indebtedness or obligation now or hereafter owing by Maker to Payee, as and when the same shall be or become due and payable and such failure shall continue unremedied for a period of ten (10) days; (b) if default occurs in the performance of any other obligation to Payee under this Note, or any Security Document or any other agreement heretofore or hereafter entered into between Maker and Payee, or any Guarantor and Payee, or if there occurs any other event of default under any Security Document or any such other agreement, and any such default shall continue unremedied for a period of ten (10) days after the sending of written notice of such default to Maker; (c) if any warranty or representation heretofore or hereafter made to Payee by Maker or any guarantor of all or part of the Indebtedness evidenced by this Note ("Guarantor"), in any Security Document or in any financial statement or other document given to Payee in connection with this Note, shall have been false in any material respect; (d) if Maker or any Guarantor, shall dissolve, become insolvent, or make an assignment for the benefit of creditors; (e) if any guaranty that now or hereafter secures payment of all or any part of the indebtedness evidenced by this Note shall be terminated or limited for any reason without the written consent or agreement of the holder of this Note; (f) if any part of the principal or interest of, or any other payment of money due under, any indebtedness for borrowed money of the Maker, including without limitation any indebtedness to banks or other financial institutions, is not paid when due or within any grace period; (g) if any indebtedness of Maker (including without limitation any indebtedness to banks or other financial institutions) becomes or is declared to be due and payable prior to the stated maturity thereof as a result of any default or event of default occurring with respect thereto; or (h) at any time the holder of this Note for any reason shall in good faith believe that the prospect of payment or performance of this Note or any other indebtedness or obligation of Maker to the holder is impaired. Upon the occurrence of any event of default, all or any part of the indebtedness evidenced hereby and all or any part of all other indebtedness and obligations then owing by Maker to the holder shall, at the option of the holder, become immediately due and payable without notice or demand. If a voluntary or involuntary case in bankruptcy, receivership, or insolvency shall at any time be instituted by or against Maker or any Guarantor and, in the case of an involuntary action, such action is not discharged within thirty (30) days thereafter, or if any levy, writ of attachment, garnishment, execution, or similar process shall be issued against or placed upon any property of Maker or Guarantor, then all such indebtedness shall automatically become immediately due and payable. All or any part of the indebtedness evidenced hereby also may become, or may be declared to be, immediately due and payable under the terms and conditions contained in any Security Document.

           Place and Application of Payments. Each payment upon this Note shall be made to Payee at the following address: Thomas W. Marmon as Trustee of the Thomas W. Marmon Trust, c/o Ceres Corporation, 4390 Airwest Drive SE, Grand Rapids, Michigan 49512 or at such other place as the holder hereof may direct in writing. Any payment upon this Note shall be applied first to any expenses (including expenses of collection) then due and payable to Payee hereunder, then to any unpaid late charges, then to any accrued and unpaid interest hereunder, and then to the unpaid principal balance. If Maker at any time owes the holder of this Note any indebtedness or obligation in addition to the indebtedness evidenced by this Note, and if any indebtedness owed by Maker to the holder is then in default, Maker shall have no right to direct or designate the particular indebtedness or obligation upon which any payment made by, or collected from, Maker or from any Guarantor or other security shall be applied. Maker hereby waives any such right and agrees that the manner of application of any such payment, as between or among such indebtedness and obligations, shall be determined solely by the holder.

           Setoff. The holder of this Note shall have the right at any time to set off any indebtedness that the holder then owes to Maker against any indebtedness evidenced by this Note that is then due and payable.

           Remedies The holder of this Note shall have all rights and remedies provided by law and by agreement of Maker. Any requirement of reasonable notice with respect to any sale or other disposition of collateral shall be met if the holder sends the notice at least 5 days prior to the date of sale or other disposition. Maker agrees to pay any and all expenses, including reasonable attorney fees and legal expenses, paid or incurred by the holder in protecting and enforcing the rights of and obligations to the holder under any provision of this Note or any Security Document.

           Environmental Compliance. Maker represents and warrants to, and agrees with, Payee that: (a) none of Maker's real or personal property is, and Maker will not permit it to become, unlawfully contaminated by any substance that is now or hereafter regulated by or subject to any present or future law or regulation that establishes liability for the removal or clean-up of, or damage caused by any environmental contamination; (b) Maker's operations, activities, and real and personal properties are, and Maker shall cause them to continue to be, in compliance with each such law and regulation in all material respects; (c) if the indebtedness evidenced by this Note is not paid at maturity, then at any time thereafter the holder of this Note may, but shall not be obligated to, conduct or obtain an environmental investigation or audit of any or all of Maker's properties, and Maker shall reimburse the holder for all costs and expenses incurred by the holder in connection with the investigation or audit, and (d) Maker shall indemnify and hold harmless the holder with respect to all claims, damages losses, liabilities, and expenses (including reasonable attorney fees) asserted against or incurred by the holder by reason of any failure to comply with, or any inaccuracy in, any of the agreements, representations, and warranties contained in this paragraph.

           Waivers. No delay by the holder of this Note in the exercise of any right or remedy shall operate as a waiver thereof. No single or partial exercise by the holder of any right or remedy shall preclude any other or future exercise thereof or the exercise of any other right or remedy. No waiver by the holder of any default or of any provision hereof shall be effective unless in writing and signed by the holder. No waiver of any right or remedy on one occasion shall be a waiver of that right or remedy on any future occasion.

           Maker waives demand for payment, presentment, notice of dishonor, and protest of this Note and consents to any extension or postponement of time of its payment, to any substitution, exchange, or release of all or any part of any security given to secure this Note, to the addition of any party hereto, and to the release, discharge, waiver, modification, or suspension of any rights and remedies against any person who may be liable for the indebtedness evidenced by this Note,

           Maker agrees that the interest rate on this Note is not usurious, and Maker waives any defense or cause of action related to usury.

           General. In this Note, "maturity" means such time as the entire remaining unpaid principal balance shall be or shall become due and payable for any reason, including acceleration as provided above.

           Applicable Law and Jurisdiction. This Note shall be governed by and interpreted according to the laws of the Commonwealth of Virginia, without giving effect to principles of conflict of laws, Maker irrevocably agrees and consents that any action against Maker for collection or enforcement of this Note may be brought in any state or federal court that has subject matter jurisdiction and is located in, or whose district includes, Kent County, Michigan, and that any such court shall have personal jurisdiction over Maker for purposes of such action.


                                        ETS INTERNATIONAL, INC.
                                        (d/b/a InfraCorps Inc.)


                                        By s/James B. Quarles
                                           ----------------------
                                             Its President
                                                 ----------------

                            Address:    7400 Beaufont Springs Drive
                                        Suite 415
                                        Richmond, Virginia 23225

                                                             Exhibit 4(c)

                            SECURITY AGREEMENT

      THIS SECURITY AGREEMENT is made as of March 17, 1997, by and between ETS INTERNATIONAL, INC, a Virginia corporation, of 1401 Municipal Road, N.W., Roanoke, Virginia 24012 ("Owner"), and THOMAS W. MARMON, as Trustee of the THOMAS W. MARMON TRUST, with a mailing address of Thomas W. Marmon, Trustee of the Thomas W. Marmon Trust, c/o Ceres Corporation, 4390 Airwest Drive SE, Grand Rapids, Michigan 49512 ("Secured Party");

      1. Grant of Security Interest. Owner grants to Secured Party a continuing security interest in:

      all equipment (including vehicles), machinery and fixtures, wherever located, now owned and in the future acquired by Owner, and all chattel paper evidencing any past, present, or future leasing of the equipment, machinery or fixtures;

      all inventory, wherever located, now owned and in the future acquired by Owner, any and all bills of lading, warehouse receipts, and other documents of title evidencing inventory, any and all rights of stoppage in transit of inventory, and all chattel paper evidencing any past, present, or future leasing of inventory;

      all accounts, contract rights, chattel paper, instruments, and general intangibles, wherever located, now owned and in the future acquired by Owner;

together with (i) all proceeds of the foregoing, including, without limitation, all cash, checks, drafts, accounts receivable, chattel paper, leases, and instruments received by Owner in connection with any sale, lease, exchange, or disposition of any of the foregoing, and (ii) all books, records (including computer software), and documents at any time evidencing or relating to any of the foregoing or any proceeds of the foregoing. All of the foregoing properties and assets of Owner are referred to collectively in this Agreement as the "Collateral."

      2. Indebtedness Secured. The foregoing security interest is given to secure payment and performance of all obligations and indebtedness of Owner now and in the future owing to Secured Party, including, but not limited to, all future advances and all obligations and indebtedness of Owner to Secured Party under this Agreement and under all other security agreements, loan agreements, pledge agreements, assignments, mortgages, guaranties, notes, leases, and other agreements, instruments, and documents, that have been or are in the future signed by Owner, and all extensions, modifications or renewals of such indebtedness and obligations. The indebtedness and obligations now owing by Owner to Secured Party include, but are not necessarily limited to, the obligations and indebtedness evidenced by the following instrument, document, or agreement which has been executed by Owner unless otherwise specified under the heading "Maker":

Instrument, Document,
     or Agreement        Date           Amount        Maker
--------------------     ----           ------        -----

Promissory Note        March 17, 1997   $2,500,000

This security interest secures all indebtedness and obligations now and in the future owing to Secured Party by Owner, regardless of whether any such indebtedness or obligation is (a) not presently intended or contemplated by Owner or Secured Party, (b) indirect, contingent, or secondary, (c) unrelated to the Collateral or to any financing of the Collateral by Secured Party, (d) of a kind or class that is different from any indebtedness or obligation now owing to Secured Party by Owner, (e) is now or in the future evidenced by a note or other document that does not refer to this security interest or this Agreement, or (f) not listed above.

      3. Warranties, Representations, and Agreements. Owner warrants and represents to, and agrees with, Secured Party as follows:

           (a) Except for the permitted liens listed on Exhibit A (the "Permitted Liens"), Owner is the owner of the Collateral, and none of the Collateral is subject to any lien, security interest, encumbrance, or claim in favor of any third party, and no financing statement is on file in any public office covering any of the Collateral, except in favor of Secured Party.

           (b) This Agreement is the valid and binding obligation of Owner, enforceable in accordance with its terms.

           (c) All information that Owner has furnished or in the future furnishes to Secured Party concerning Owner or the Collateral, including, without limitation, all financial statements and all information concerning the condition, quality, or value of the Collateral, is and will be correct and complete in all material respects.

           (d) Owner is a corporation, and is organized and validly existing in good standing under the laws of the Commonwealth of Virginia; Owner has full power and authority to enter into and perform its obligations under this Agreement; the signing, delivery and performance of this Agreement have been duly authorized by all necessary action of Owner's board of directors and will not violate Owner's articles of incorporation.

           (e) None of the Collateral is, and Owner will not permit any of the Collateral to be, contaminated in excess of legal levels or the source of unlawful contamination of any other property, by any substance that is now or in the future regulated by or subject to any past, present, or future federal, state, local, or foreign law, ordinance, rule, regulation, or order that regulates or is intended to protect public health or the environment or that establishes liability for the investigation, removal, or cleanup of, or damage caused by, any environmental contamination, including, without limitation, any law, ordinance, rule, regulation, or order that regulates or prescribes requirements for air quality, water quality, or the disposition, transportation, or management of waste materials or toxic substances. Owner will store, operate and maintain the Collateral in compliance with all of those laws and regulations in all material respects.

           (f) Owner's address set forth on the face of this Agreement is the location of Owner's sole place of business.

           (g) Any part of the Collateral consisting of accounts or chattel paper does and will evidence bona fide sales or leases to the parties named in Owner's books, and no defense to any account or chattel paper does or will exist.

      4.   Agreements of Owner.  Owner agrees that:

           (a) Except for the Permitted Liens and purchase money security interest liens, Owner shall not cause or permit any lien, security interest, or encumbrance to be placed on any Collateral, except in favor of Secured Party, and Owner shall not sell, assign, or transfer any Collateral or permit any Collateral to be transferred by operation of law, except that, as long as there shall not have occurred an event of default as defined in this Agreement, Owner may sell inventory in the ordinary course of Owner's business. A sale in the ordinary course of business does not include a transfer in partial or complete satisfaction of a debt.

           (b) Owner shall maintain all records concerning the Collateral at Owner's address appearing on the first page of this Agreement and will keep all tangible Collateral at the present location or locations of the Collateral.

           (c) Owner shall furnish Secured Party with all information regarding the Collateral that Secured Party shall from time to time reasonably request (including without limitation, the names and addresses of Owner's account debtors and the amount owed by each) and shall allow Secured Party at any reasonable time to inspect the Collateral and Owner's records regarding the Collateral.

           (d) Owner shall sign, file, record, or obtain from third persons, all financing statements, subordination agreements, and other documents, and take all other action, that Secured Party may consider necessary or appropriate to perfect, to continue perfection of, or to maintain first priority of, Secured Party's security interest in the Collateral subject only to the Permitted Liens and purchase money security interest liens, and Owner shall place upon the Collateral and/or documents evidencing the Collateral any notice of Secured Party's security interest that Secured Party may from time to time require.

           (e) Secured Party may file a photocopy of this Agreement as a financing statement evidencing Secured Party's security interest in the Collateral.

           (f) Owner shall immediately notify Secured Party in writing of any change in Owner's name, identity, or corporate structure, and of any change in the location of Owner's place of business and of the location of each additional place of business established by Owner.

           (g) Owner shall indemnify Secured Party with respect to all losses, damages, liabilities, and expenses (including reasonable attorney fees) incurred by Secured Party by reason of any failure of Owner to comply with any of Owner's obligations under this Agreement or by reason of any warranty or representation made by Owner to Secured Party in this Agreement being false in any material respect.

           (h) Secured Party may from time to time contact Owner's account debtors for the purpose of verifying the existence, amount, and collectibility of, and other information regarding, any part of the Collateral at any time consisting of accounts, chattel paper, instruments, or general intangibles.

           (i) Owner shall maintain all tangible Collateral in good condition and repair, ordinary wear and tear excepted, and maintain fire and extended coverage insurance covering all tangible Collateral in the amounts and against the risks that is customarily maintained by similar businesses. Each insurance policy shall provide that its proceeds shall be payable to Secured Party to the extent of Secured Party's interest in the Collateral and that the policy shall not be canceled, and the coverage shall not be reduced, without at least 10 days' prior written notice by the insurer to Secured Party. Owner shall provide Secured Party with evidence of that insurance coverage. Owner agrees that Secured Party may act as agent for Owner in obtaining, adjusting, and settling that insurance and endorsing any draft evidencing proceeds of it.

           (j) Owner shall pay, before they become delinquent, all taxes and assessments upon the Collateral or for its use or operation, and pay and perform when due all indebtedness and obligations under all leases, land contracts, or other agreements under which Owner has possession of any real property upon which any of the Collateral shall at any time be located and under any mortgage or mortgages at any time covering that real property.

      5. Secured Party's Right to Perform. If Owner fails to perform any obligation of Owner under this Agreement, Secured Party may, without giving notice to or obtaining the consent of Owner, perform that obligation on behalf of Owner. (This may include, for example, obtaining insurance coverage for Collateral, paying off liens on Collateral, or cleaning up environmental contamination of, or caused by, Collateral.) Owner will reimburse Secured Party on demand for any expense that Secured Party incurs in performing the obligation and will pay to Secured Party interest on each expense, from the date the expense was incurred by Secured Party, at an annual rate equal to twelve percent (12%) per annum. Secured Party is not required to perform an obligation that Owner has failed to perform. If Secured Party does so, that will not be a waiver of Secured Party's right to declare the Indebtedness immediately due and payable by reason of Owner's failure to perform.

      6. Events of Default and Acceleration. Any part or all of the Indebtedness shall, at the option of Secured Party, become immediately due and payable without notice or demand upon the occurrence of any event of default under the Promissory Note executed by Owner and dated March 17, 1997.

      7. Secured Party's Rights and Remedies. Secured Party shall have all rights and remedies of a secured party under applicable laws. Without limiting these rights and remedies:

           (a) Upon the occurrence of an event of default, as defined in Paragraph 6 above, (i) without notice or demand to Owner, Secured Party shall be entitled to notify Owner's account debtors and obligors to make all payments directly to Secured Party, and Secured Party shall have the right to take all actions that Secured Party considers necessary or desirable to collect upon the Collateral, including, without limitation, prosecuting actions against, or settling or compromising disputes and claims with, Owner's account debtors and obligors, (ii) without notice or demand to Owner, Secured Party may receive, open, dispose of, and notify the postal authorities to change the address of, mail directed to Owner, and (iii) upon demand by

      Secured Party, Owner shall immediately deliver to Secured Party, at the place that Secured Party shall designate, all proceeds of the Collateral and all books, records, agreements, leases, documents, and instruments evidencing or relating to the Collateral.

           (b) If all or any part of the Indebtedness is not paid at maturity, Owner, upon demand by Secured Party, shall deliver the Collateral and proceeds of Collateral to Secured Party at the place that Secured Party shall designate, and Secured Party may dispose of the Collateral in any commercially reasonable manner. Any notification required to be given by Secured Party to Owner regarding any sale or other disposition of Collateral shall be considered reasonable if mailed at least 10 days before the sale or other disposition.

           (c) If all or any part of the Indebtedness is not paid at maturity, Secured Party shall have the right (but no obligation) to continue or complete the manufacturing, or processing of, or other operations in connection with, any part of the Collateral, and, for that purpose, to enter and remain upon or in any land or buildings that are possessed by Owner or that Owner has the right to possess. Owner will reimburse Secured Party on demand for any expense that Secured Party incurs in connection with those activities and will pay to Secured Party interest on each expense, from the date the expense was incurred by Secured Party, at the rate specified in Paragraph 5 of this Agreement.

           (d) The proceeds of any collection or disposition of Collateral shall be applied first to Secured Party's reasonable attorney fees and expenses, as provided in Paragraph 8 of this Agreement, and then to the Indebtedness, and Owner shall be liable for any deficiency remaining.

All rights and remedies of Secured Party shall be cumulative and may be exercised from time to time.

      8. Expenses. Owner shall reimburse Secured Party on demand for all reasonable attorney fees, legal expenses, and other expenses that Secured Party incurs in protecting and enforcing its rights under this Agreement. This includes fees and expenses incurred in trying to take possession of Collateral from Owner, a trustee or receiver in bankruptcy or any other person. Secured Party may apply any proceeds of collection or disposition of Collateral to Secured Party's reasonable attorney fees, legal expenses, and other expenses.

      9. Amendments and Waivers. No provision of this Agreement may be modified or waived except by a written agreement signed by Secured Party. Secured Party will continue to have all of its rights under this Agreement even if it does not fully and promptly exercise them on all occasions. Secured Party may, at its option, waive any default, defer an action on any default; extend or modify the time or manner of payment of the Indebtedness or waive or modify any term or condition relating to the Indebtedness; release Collateral or other security for the Indebtedness; release any person liable for any of the Indebtedness, including any borrower or Guarantor; or make advances or other extensions of credit secured by this Agreement; all without giving Owner notice or obtaining Owner's consent. Any such action by Secured Party will not release or impair its security interest in the Collateral or Owner's obligations under this Agreement. Secured Party's security interest in the Collateral and Owner's obligations under this Agreement will not be released or impaired if Secured Party fails to obtain, perfect, or secure priority of any other security for the Indebtedness that is agreed to be given, or is given, by anyone else. Secured Party is not required to sue upon or otherwise enforce payment of the Indebtedness or any other security before exercising its rights under this Agreement.

      10. Notices. Any notice to Owner or to Secured Party shall be considered to be given if and when mailed, with postage prepaid, to the respective address of Owner or Secured Party appearing on the first page of this Agreement, or if and when delivered personally.

      11. Other. In this Agreement, "maturity" of any of the Indebtedness means the time when that Indebtedness has become due and payable, for whatever reason (including, for example, acceleration due to default or bankruptcy). This Agreement will be governed by, and interpreted according to, Virginia law.

      12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Owner and Secured Party and their respective successors, and assigns.

      Owner and Secured Party have signed this Security Agreement as of the date stated on the first page.

                                        ETS INTERNATIONAL, INC.



                                        By s/John McKenna
                                           ------------------------

                                          Its CEO
                                              ---------------------

                                                              "Owner"


                                        s/Thomas W. Marmon
                                        ----------------------------
                                        Thomas W. Marmon, as Trustee of the
                                        Thomas W. Marmon Trust

                                                         "Secured Party"

                                                             Exhibit 4(c)

                            SECURITY AGREEMENT


      THIS SECURITY AGREEMENT is made as of March 17, 1997 by and between ETS WATER AND WASTE MANAGEMENT, INC., (d/b/a Stamie E. Lyttle Company), a Virginia corporation, of 2210 Belt Blvd. at Hopkins Road, Richmond, Virginia 23224 ("Owner"), and THOMAS W. MARMON, as Trustee of the THOMAS W. MARMON TRUST, whose mailing address is Thomas W. Marmon, Trustee of the Thomas W. Marmon Trust, c/o Ceres Corporation; 4390 Airwest Drive, S.E., Grand Rapids, Michigan 49512 ("Secured Party");


      1. Grant of Security Interest. Owner grants to Secured Party a continuing security interest in:

      all equipment (including vehicles), machinery and fixtures, wherever located, now owned and in the future acquired by Owner, and all chattel paper evidencing any past, present, or future leasing of the equipment, machinery or fixtures;

      all inventory, wherever located, now owned and in the future acquired by Owner, any and all bills of lading, warehouse receipts, and other documents of title evidencing inventory, any and all rights of stoppage in transit of inventory, and all chattel paper evidencing any past, present, or future leasing of inventory;

      all accounts, contract rights, chattel paper, instruments, and general intangibles wherever located, now owned and in the future acquired by Owner;

together with (i) all proceeds of the foregoing, including, without limitation, all cash, checks, drafts, accounts receivable, chattel paper, leases, and instruments received by Owner in connection with any sale, lease, exchange, or disposition of any of the foregoing, and (ii) all books, records (including computer software), and documents at any time evidencing or relating to any of the foregoing or any proceeds of the foregoing. All of the foregoing properties and assets of Owner are referred to collectively in this Agreement as the "Collateral."

      2. Indebtedness Secured. The foregoing security interest is given to secure payment and performance of the indebtedness and obligations owing to Secured Party by Owner that are evidenced by the instruments, documents, or agreements listed below, including any and all modifications, extensions, and renewals of it.


      Instrument, Document,
            or Agreement                         Date
      --------------------                       ----

      Guaranty signed by Owner               March 17, 1997
      and other corporations

The indebtedness and obligations that are secured by this security interest are collectively called the "Indebtedness."

      3. Warranties, Representations, and Agreements. Owner warrants and represents to, and agrees with, Secured Party as follows:

      (a) Except for the permitted liens listed on Exhibit A (the "Permitted Liens"), Owner is the owner of the Collateral, and none of the Collateral is subject to any lien, security interest, encumbrance, or claim in favor of any third party, and no financing statement is on file in any public office covering any of the Collateral, except in favor of Secured Party.

      (b) This Agreement is the valid and binding obligation of Owner, enforceable in accordance with its terms.

      (c) All information that Owner has furnished or in the future furnishes to Secured Party concerning Owner or the Collateral, including, without limitation, all financial statements and all information concerning the condition, quality, or value of the Collateral, is and will be correct and complete in all material respects.

      (d) Owner is a corporation, and is organized and validly existing in good standing under the laws of the Commonwealth of Virginia; Owner has full power and authority to enter into and perform its obligations under this Agreement; the signing, delivery and performance of this Agreement have been duly authorized by all necessary action of Owner's board of directors and will not violate Owner's articles of incorporation or bylaws.

      (e) None of the Collateral is, and Owner will not permit any of the Collateral to be, contaminated in excess of legal levels or the source of unlawful contamination of any other property, by any substance that is now or in the future regulated by or subject to any past, present, or future federal, state, local, or foreign law, ordinance, rule, regulation, or order that regulates or is intended to protect public health or the environment or that establishes liability for the investigation, removal, or cleanup of, or damage caused by, any environmental contamination, including, without limitation, any law, ordinance, rule, regulation, or order that regulates or prescribes requirements for air quality, water quality, or the disposition, transportation, or management of waste materials or toxic substances. Owner will store, operate and maintain the Collateral in compliance with all of those laws and regulations in all material respects.

      (f) Owner's address set forth on the face of this Agreement is the location of Owner's sole place of business.

      (g) Any part of the Collateral consisting of accounts or chattel paper does and will evidence bona fide sales or leases to the parties named in Owner's books, and no defense to any account or chattel paper does or will exist.

      4.   Agreements of Owner. Owner agrees that:

      (a) Except for the Permitted Liens and purchase money security interest liens, Owner shall not cause or permit any lien, security interest, or encumbrance to be placed on any Collateral, except in favor of Secured Party. Owner shall not sell, assign, or transfer any Collateral or permit any Collateral to be transferred by operation of law, except that, as long as there shall not have occurred an event of default as defined in this Agreement, Owner may sell inventory in the ordinary course of Owner's business. A sale in the ordinary course of business does not include a transfer in partial or complete satisfaction of a debt.

      (b) Owner shall maintain all records concerning the Collateral at Owner's address appearing on the first page of this Agreement and will keep all tangible Collateral at the present location or locations of the Collateral.

      (c) Owner shall furnish Secured Party with all information regarding the Collateral that Secured Party shall from time to time request (including without limitation, the names and addresses of Owner's account debtors and the amount owed by each) and shall allow Secured Party at any reasonable time to inspect the Collateral and Owner's records regarding the Collateral.

      (d) Owner shall sign, file, record, or obtain from third persons, all financing statements, subordination agreements, and other documents, and take all other action, that Secured Party may consider necessary or appropriate to perfect, to continue perfection of, or to maintain first priority of, Secured Party's security interest in the collateral subject to the Permitted Liens and purchase money security interest liens, and Owner shall place upon the Collateral and/or documents evidencing the Collateral any notice of Secured Party's security interest that Secured Party may from time to time require.

      (e) Secured Party may file a photocopy of this Agreement as a financing statement evidencing Secured Party's security interest in the Collateral.

      (f) Owner shall immediately notify Secured Party in writing of any change in Owner's name, identity, or corporate structure, and of any change in the location of Owner's place of business and of the location of each additional place of business established by Owner.

      (g) Owner shall indemnify Secured Party with respect to all losses, damages, liabilities, and reasonable expenses (including attorney fees) incurred by Secured Party by reason of any failure of Owner to comply with any of Owner's obligations under this Agreement or by reason of any warranty or representation made by Owner to Secured Party in this Agreement being false in any material respect.

      (h) Secured Party may from time to time contact Owner's account debtors for the purpose of verifying the existence, amount, and collectibility of, and other information regarding, any part of the Collateral at any time consisting of accounts, chattel paper, instruments, or general intangibles.

      (i) Owner shall maintain all tangible Collateral in good condition and repair, ordinary wear and tear excepted, and maintain fire and extended coverage insurance covering all tangible Collateral in the amounts and against the risks that is customarily maintained by similar businesses, or as Secured Party may reasonably request. Each insurance policy shall provide that its proceeds shall be payable to Secured Party to the extent of Secured Party's interest in the Collateral and that the policy shall not be canceled, and the coverage shall not be reduced, without at least 10 days' prior written notice by the insurer to Secured Party. Owner shall provide Secured Party with evidence of that insurance coverage. Owner agrees that Secured Party may act as agent for Owner in obtaining, adjusting, and settling that insurance and endorsing any draft evidencing proceeds of it.

      (j) Owner shall pay, before they become delinquent, all taxes and assessments upon the Collateral or for its use or operation, and pay and perform when due all indebtedness and obligations under all leases, land contracts, or other agreements under which Owner has possession of any real property upon which any of the Collateral shall at any time be located and under any mortgage or mortgages at any time covering that real property.

      5. Secured Party's Right to Perform. If Owner fails to perform any obligation of Owner under this Agreement, Secured Party may, without giving notice to or obtaining the consent of Owner, perform that obligation on behalf of Owner. (This may include, for example, obtaining insurance coverage for Collateral, paying off liens on Collateral, or cleaning up environmental contamination of, or caused by, Collateral.) Owner will reimburse Secured Party on demand for any expense that Secured Party incurs in performing the obligation and will pay to Secured Party interest on each expense, from the date the expense was incurred by Secured Party, at an annual rate equal to twelve percent (12%) per annum. Secured Party is not required to perform an obligation that Owner has failed to perform. If Secured Party does so, that will not be a waiver of Secured Party's right to declare the Indebtedness immediately due and payable by reason of Owner's failure to perform.

      6. Events of Default and Acceleration. Any part or all of the Indebtedness shall, at the option of Secured Party, become immediately due and payable without notice or demand upon the occurrence of any event of default under the Promissory Note dated March 17, 1997, made by ETS International, Inc.

      7. Secured Party's Rights and Remedies. Secured Party shall have all rights and remedies of a secured party under applicable laws. Without limiting these rights and remedies:

      (a) Upon the occurrence of an event of default, as defined in Paragraph 6 above, (i) without notice or demand to Owner, Secured Party shall be entitled to notify Owner's account debtors and obligors to make all payments directly to Secured Party, and Secured Party shall have the right to take all actions that Secured Party considers necessary or desirable to collect upon the Collateral, including, without limitation, prosecuting actions against, or settling or compromising disputes and claims with, Owner's account debtors and obligors, (ii) without notice or demand to Owner, Secured Party may receive, open, dispose of, and notify the postal authorities to change the address of, mail directed to Owner, and (iii) upon demand by Secured Party, Owner shall immediately deliver to Secured Party, at the place that Secured Party shall designate, all proceeds of the Collateral and all books, records, agreements, leases, documents, and instruments evidencing or relating to the Collateral.

      (b) If all or any part of the Indebtedness is not paid at maturity, Owner, upon demand by Secured Party, shall deliver the Collateral and proceeds of Collateral to Secured Party at the place that Secured Party shall designate, and Secured Party may dispose of the Collateral in any commercially reasonable manner. Any notification required to be given by Secured Party to Owner regarding any sale or other disposition of Collateral shall be considered reasonable if mailed at least 10 days before the sale or other disposition.

      (c) If all or any part of the Indebtedness is not paid at maturity, Secured Party shall have the right (but no obligation) to continue or complete the manufacturing, or processing of, or other operations in connection with, any part of the Collateral, and, for that purpose, to enter and remain upon or in any land or buildings that are possessed by Owner or that Owner has the right to possess. Owner will reimburse Secured Party on demand for any reasonable expense that Secured Party incurs in connection with those activities and will pay to Secured Party interest on each expense, from the date the expense was incurred by Secured Party, at the rate specified in Paragraph 5 of this Agreement.

      (d) The proceeds of any collection or disposition of Collateral shall be applied first to Secured Party's reasonable attorney fees and expenses, as provided in Paragraph 8 of this Agreement, and then to the Indebtedness, and Owner shall be liable for any deficiency remaining.

All rights and remedies of Secured Party shall be cumulative and may be exercised from time to time.

      8. Expenses. Owner shall reimburse Secured Party on demand for all reasonable attorney fees, legal expenses, and other expenses that Secured Party incurs in protecting and enforcing its rights under this Agreement. This includes fees and expenses incurred in trying to take possession of Collateral from Owner, a trustee or receiver in bankruptcy or any other person. Secured Party may apply any proceeds of collection or disposition of Collateral to Secured Party's reasonable attorney fees, legal expenses, and other expenses.

      9. Amendments and Waivers. No provision of this Agreement may be modified or waived except by a written agreement signed by Secured Party. Secured Party will continue to have all of its rights under this Agreement even if it does not fully and promptly exercise them on all occasions. Secured Party may, at its option, waive any default; defer an action on any default; extend or modify the time or manner of payment of the Indebtedness or waive or modify any term or condition relating to the Indebtedness; release Collateral or other security for the Indebtedness; release any person liable for any of the Indebtedness, including any borrower or Guarantor; or make advances or other extensions of credit secured by this Agreement; all without giving Owner notice or obtaining Owner's consent. Any such action by Secured Party will not release or impair its security interest in the Collateral or Owner's obligations under this Agreement. Secured Party's security interest in the Collateral and Owner's obligations under this Agreement will not be released or impaired if Secured Party fails to obtain, perfect, or secure priority of any other security for the Indebtedness that is agreed to be given, or is given, by anyone else. Secured Party is not required to sue upon or otherwise enforce payment of the Indebtedness or any other security before exercising its rights under this Agreement.

      10. Notices. Any notice to Owner or to Secured Party shall be considered to be given if and when mailed, with postage prepaid, to the respective address of Owner or Secured Party appearing on the first page of this Agreement, or if and when delivered personally.

      11. Other. In this Agreement, "maturity" of any of the Indebtedness means the time when that Indebtedness has become due and payable, for whatever reason (including, for example, acceleration due to default or bankruptcy). This Agreement will be governed by, and interpreted according to, Virginia law.

      12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Owner and Secured Party and their respective successors, and assigns.

           Owner and Secured Party have signed this Security Agreement as of the date stated on the first page.

                                  ETS WATER AND WASTE
                                  MANAGEMENT, INC.
                                  (d/b/a Stamie F. Lyttle Company)

                                  By s/John D. McKenna
                                     ----------------------------
                                  Its CEO
                                     ----------------------------
                                                   "Owner"

                                  s/Thomas W. Marmon
                                  -------------------------------
                                  Thomas W. Marmon, as Trustee of the
                                  Thomas W. Marmon Trust

                                             "Secured Party"

                                                             Exhibit 4(c)

                            SECURITY AGREEMENT


      THIS SECURITY AGREEMENT is made as of March 17, 1997 by and between ETS LINER, INC., (d/b/a Pipeliner Installers), a Virginia corporation, of 1401 Municipal Road, N.W., Roanoke, Virginia 24012 ("Owner"), and THOMAS W. MARMON, as Trustee of the THOMAS W. MARMON TRUST, whose mailing address is Thomas W. Marmon, Trustee of the Thomas W. Marmon Trust, c/o Ceres Corporation 4390 Airwest Drive, S.E., Grand Rapids, Michigan 49512 ("Secured Party");

      1. Grant of Security Interest. Owner grants to Secured Party a continuing security interest in:

      all equipment (including vehicles), machinery and fixtures, wherever located, now owned and in the future acquired by Owner, and all chattel paper evidencing any past, present, or future leasing of the equipment, machinery or fixtures;

      all inventory, wherever located, now owned and in the future acquired by Owner, any and all bills of lading, warehouse receipts, and other documents of title evidencing inventory, any and all rights of stoppage in transit of inventory, and all chattel paper evidencing any past, present, or future leasing of inventory;

      all accounts, contract rights, chattel paper, instruments, and general intangibles, wherever located, now owned and in the future acquired by Owner;

together with (i) all proceeds of the foregoing, including, without limitation, all cash, checks, drafts, accounts receivable, chattel paper, leases, and instruments received by Owner in connection with any sale, lease, exchange, or disposition of any of the foregoing, and (ii) all books, records (including computer software), and documents at any time evidencing or relating to any of the foregoing or any proceeds of the foregoing. All of the foregoing properties and assets of Owner are referred to collectively in this Agreement as the "Collateral."

      2. Indebtedness Secured. The foregoing security interest is given to secure payment and performance of the indebtedness and obligations owing to Secured Party by Owner that are evidenced by the instruments, documents, or agreements listed below, including any and all modifications, extensions, and renewals of it.

Instrument, Document,
    or Agreement                             Date
--------------------                         ----

Guaranty signed by Owner                     March 17, 1997
and other corporations

           The indebtedness and obligations that are secured by this security interest are collectively called the "Indebtedness."

      3. Warranties, Representations, and Agreements. Owner warrants and represents to, and agrees with, Secured Party as follows:

           (a) Except for the permitted liens listed on Exhibit A (the "Permitted Liens"), Owner is the owner of the Collateral, and none of the Collateral is subject to any lien, security interest, encumbrance, or claim in favor of any third party, and no financing statement is on file in any public office covering any of the Collateral, except in favor of Secured Party.

           (b) This Agreement is the valid and binding obligation of Owner, enforceable in accordance with its terms.

           (c) All information that Owner has furnished or in the future furnishes to Secured Party concerning Owner or the Collateral, including, without limitation, all financial statements and all information concerning the condition, quality, or value of the Collateral, is and will be correct and complete in all material respects.

           (d) Owner is a corporation, and is organized and validly existing in good standing under the laws of the Commonwealth of Virginia; Owner has full power and authority to enter into and perform its obligations under this Agreement; the signing, delivery and performance of this Agreement have been duly authorized by all necessary action of Owner's board of directors and will not violate Owner's articles of incorporation or bylaws.

           (e) None of the Collateral is, and Owner will not permit any of the Collateral to be, contaminated in excess of legal levels or the source of unlawful contamination of any other property, by any substance that is now or in the future regulated by or subject to any past, present, or future federal, state, local, or foreign law, ordinance, rule, regulation, or order that regulates or is intended to protect public health or the environment or that establishes liability for the investigation, removal, or cleanup of, or damage caused by, any environmental contamination, including, without limitation, any law, ordinance, rule, regulation, or order that regulates or prescribes requirements for air quality, water quality, or the disposition, transportation, or management of waste materials or toxic substances. Owner will store, operate and maintain the Collateral in compliance with all of those laws and regulations in all material respects.

           (f) Owner's address set forth on the face of this Agreement is the location of Owner's chief executive offices. Owner also has a place of business at the following address: 2551 N.W. 15th Court, Pompano Beach, Florida 33069.

           (g) Any part of the Collateral consisting of accounts or chattel paper does and will evidence bona fide sales or leases to the parties named in Owner's books, and no defense to any account or chattel paper does or will exist.

      4.   Agreements of Owner. Owner agrees that:

           (a) Except for the Permitted Liens and purchase money security interest liens, Owner shall not cause or permit any lien, security interest, or encumbrance to be placed on any Collateral, except in favor of Secured Party. Owner shall not sell, assign, or transfer any Collateral or permit any Collateral to be transferred by operation of law, except that, as long as there shall not have occurred an event of default as defined in this Agreement, Owner may sell inventory in the ordinary course of Owner's business. A sale in the ordinary course of business does not include a transfer in partial or complete satisfaction of a debt.

           (b) Owner shall maintain all records concerning the Collateral at Owner's address appearing on the first page of this Agreement and will keep all tangible Collateral at the present location or locations of the Collateral.

           (c) Owner shall furnish Secured Party with all information regarding the Collateral that Secured Party shall from time to time reasonably request (including without limitation, the names and addresses of Owner's account debtors and the amount owed by each) and shall allow Secured Party at any reasonable time to inspect the Collateral and Owner's records regarding the Collateral.

           (d) Owner shall sign, file, record, or obtain from third persons, all financing statements, subordination agreements, and other documents, and take all other action, that Secured Party may consider necessary or appropriate to perfect, to continue perfection of, or to maintain first priority of, Secured Party's security interest in the Collateral subject to the Permitted Liens and purchase money security interest liens, and Owner shall place upon the Collateral and/or documents evidencing the Collateral any notice of Secured Party's security interest that Secured Party may from time to time require.

           (e) Secured Party may file a photocopy of this Agreement as a financing statement evidencing Secured Party's security interest in the Collateral.

           (f) Owner shall immediately notify Secured Party in writing of any change in Owner's name, identity, or corporate structure, and of any change in the location of Owner's place of business and of the location of each additional place of business established by Owner.

           (g) Owner shall indemnify Secured Party with respect to all losses, damages, liabilities, and reasonable expenses (including attorney fees) incurred by Secured Party by reason of any failure of Owner to comply with any of Owner's obligations under this Agreement or by reason of any warranty or representation made by Owner to Secured Party in this Agreement being false in any material respect.

           (h) Secured Party may from time to time contact Owner's account debtors for the purpose of verifying the existence, amount, and collectibility of, and other information regarding, any part of the Collateral at any time consisting of accounts, chattel paper, instruments, or general intangibles.

           (i) Owner shall maintain all tangible Collateral in good condition repair, ordinary wear and tear excepted, and maintain fire and extended coverage insurance covering all tangible Collateral in the amounts and against the risks that is customarily maintained by similar businesses, or as Secured Party may reasonably request. Each insurance policy shall provide that its proceeds shall be payable to Secured Party to the extent of Secured Party's interest in the Collateral and that the policy shall not be canceled, and the coverage shall not be reduced, without at least 10 days' prior written notice by the insurer to Secured Party. Owner shall provide Secured Party with evidence of that insurance coverage. Owner agrees that Secured Party may act as agent for Owner in obtaining, adjusting, and settling that insurance and endorsing any draft evidencing proceeds of it.

           (j) Owner shall pay, before they become delinquent, all taxes and assessments upon the Collateral or for its use or operation, and pay and perform when due all indebtedness and obligations under all leases, land contracts, or other agreements under which Owner has possession of any real property upon which any of the Collateral shall at any time be located and under any mortgage or mortgages at any time covering that real property.

      5. Secured Party's Right to Perform. If Owner fails to perform any obligation of Owner under this Agreement, Secured Party may, without giving notice to or obtaining the consent of Owner, perform that obligation on behalf of Owner. (This may include, for example, obtaining insurance coverage for Collateral, paying off liens on Collateral, or cleaning up environmental contamination of, or caused by, Collateral.) Owner will reimburse Secured Party on demand for any expense that Secured Party incurs in performing the obligation and will pay to Secured Party interest on each expense, from the date the expense was incurred by Secured Party, at an annual rate equal to twelve percent (12%) per annum. Secured Party is not required to perform an obligation that Owner has failed to perform. If Secured Party does so, that will not be a waiver of Secured Party's right to declare the Indebtedness immediately due and payable by reason of Owner's failure to perform.

      6. Events of Default and Acceleration. Any part or all of the Indebtedness shall, at the option of Secured Party, become immediately due and payable without notice or demand upon the occurrence of any event of default under the Promissory Note dated March 17, 1997, made by ETS International, Inc.

      7. Secured Party's Rights and Remedies. Secured Party shall have all rights and remedies of a secured party under applicable laws. Without limiting these rights and remedies:

           (a) Upon the occurrence of an event of default, as defined in Paragraph 6 above, (i) without notice or demand to Owner, Secured Party shall be entitled to notify Owner's account debtors and obligors to make all payments directly to Secured Party, and Secured Party shall have the right to take all actions that Secured Party considers necessary or desirable to collect upon the Collateral, including, without limitation, prosecuting actions against, or settling or compromising disputes and claims with, Owner's account debtors and obligors, (ii) without notice or demand to Owner, Secured Party may receive, open, dispose of, and notify the postal authorities to change the address of, mail directed to Owner, and (iii) upon demand by Secured Party, Owner shall immediately deliver to Secured Party, at the place that Secured Party shall designate, all proceeds of the Collateral and all books, records, agreements, leases, documents, and instruments evidencing or relating to the Collateral.

           (b) If all or any part of the Indebtedness is not paid at maturity, Owner, upon demand by Secured Party, shall deliver the Collateral and proceeds of Collateral to Secured Party at the place that Secured Party shall designate, and Secured Party may dispose of the Collateral in any commercially reasonable manner. Any notification required to be given by Secured Party to Owner regarding any sale or other disposition of Collateral shall be considered reasonable if mailed at least 10 days before the sale or other disposition.

           (c) If all or any part of the Indebtedness is not paid at maturity, Secured Party shall have the right (but no obligation) to continue or complete the manufacturing, or processing of, or other operations in connection with, any part of the Collateral, and, for that purpose, to enter and remain upon or in any land or buildings that are possessed by Owner or that Owner has the right to possess. Owner will reimburse Secured Party on demand for any reasonable expense that Secured Party incurs in connection with those activities and will pay to Secured Party interest on each expense, from the date the expense was incurred by Secured Party, at the rate specified in Paragraph 5 of this Agreement.

           (d) The proceeds of any collection or disposition of Collateral shall be applied first to Secured Party's reasonable attorney fees and expenses, as provided in Paragraph 8 of this Agreement, and then to the Indebtedness, and Owner shall be liable for any deficiency remaining.

All rights and remedies of Secured Party shall be cumulative and may be exercised from time to time.

      8. Expenses. Owner shall reimburse Secured Party on demand for all reasonable attorney fees, legal expenses, and other expenses that Secured Party incurs in protecting and enforcing its rights under this Agreement. This includes fees and expenses incurred in trying to take possession of Collateral from Owner, a trustee or receiver in bankruptcy or any other person. Secured Party may apply any proceeds of collection or disposition of Collateral to Secured Party's reasonable attorney fees, legal expenses, and other expenses.

      9. Amendments and Waivers. No provision of this Agreement may be modified or waived except by a written agreement signed by Secured Party. Secured Party will continue to have all of its rights under this Agreement even if it does not fully and promptly exercise them on all occasions. Secured Party may, at its option, waive any default, defer an action on any default; extend or modify the time or manner of payment of the Indebtedness or waive or modify any term or condition relating to the Indebtedness; release Collateral or other security for the Indebtedness; release any person liable for any of the Indebtedness, including any borrower or Guarantor; or make advances or other extensions of credit secured by this Agreement; all without giving Owner notice or obtaining Owner's consent. Any such action by Secured Party will not release or impair its security interest in the Collateral or Owner's obligations under this Agreement. Secured Party's security interest in the Collateral and Owner's obligations under this

Agreement will not be released or impaired if Secured Party fails to obtain, perfect, or secure priority of any other security for the Indebtedness that is agreed to be given, or is given, by anyone else. Secured Party is not required to sue upon or otherwise enforce payment of the Indebtedness or any other security before exercising its rights under this Agreement.

      10. Notices. Any notice to Owner or to Secured Party shall be considered to be given if and when mailed, with postage prepaid, to the respective address of Owner or Secured Party appearing on the first page of this Agreement, or if and when delivered personally.

      11. Other. In this Agreement, "maturity" of any of the Indebtedness means the time when that Indebtedness has become due and payable, for whatever reason (including, for example, acceleration due to default or bankruptcy). This Agreement will be governed by, and interpreted according to, Virginia law.

      12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Owner and Secured Party and their respective successors, and assigns.

           Owner and Secured Party have signed this Security Agreement as of the date stated on the first page.

                                        ETS LINER, INC.
                                        (d/b/a Pipeliner Installers)



                                        By s/John D. McKenna
                                           ---------------------------

                                          Its CEO
                                             -------------------------

                                                                  "Owner"


                                        s/Thomas W. Marmon
                                        -------------------------------
                                        Thomas W. Marmon, as Trustee of the
                                        Thomas W. Marmon Trust

                                                          "Secured Party"